INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MARCH 2, 2022 TO THE:
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2021 OF:
Invesco NASDAQ Next Gen 100 ETF (QQQJ)
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 25, 2022 OF:
Invesco Emerging Markets Sovereign Debt ETF (PCY)
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Invesco FTSE RAFI Emerging Markets ETF (PXH)
Invesco Global Short Term High Yield Bond ETF (PGHY)
Invesco MSCI Global Timber ETF (CUT)
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Invesco S&P Emerging Markets Momentum ETF (EEMO)
(each, a “Fund”)
Effective immediately, the following disclosure replaces “Russian Securities Risk” in the section titled “Investment Strategies and Risks – Investment Risks” in each Statement of Additional Information:
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund’s Underlying Index may remove such securities or implement caps on the securities as a result of the actions described above. Consequently, a Fund may experience challenges liquidating the applicable positions and/or sampling the Underlying Index to continue to seek the Fund’s investment objective. Such circumstances may lead to increased tracking error between a Fund’s performance and the performance of its Underlying Index. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs and/or Shares may trade at a premium or discount to the Fund’s NAV.
Please Retain This Supplement For Future Reference.
SAI-SUP 2 030222